UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date Earliest Reported Event June 30, 1999

CYBER MERCHANTS EXCHANGE, INC. D.B.A. C-ME.COM
(Exact name of registrant as specified in its chapter)

CALIFORNIA --------------------------- (State or other jurisdiction of incorporation)	333-60487 --------------------------- (Commission File Number)	95-4597370 --------------------------- (IRS Employer Identification No.)

320 S. Garfield Ave., Suite 318 Alhambra, CA 91801
(Address of principal executive offices)

(626) 588-3660
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

INFORMATION INCLUDED IN THIS REPORT

Item 4. Changes in Registrant's Certifying Accountant.

Cyber Merchants Exchange, Inc. d.b.a. C-ME.com (the "Corporation") has informed KPMG, LLP ("KPMG"), its certifying accountants, that the Corporation has dismissed KPMG as its certifying accountants and has engaged new certifying accountants. The new certifying accountants are BDO Seidman, LLP ("BDO"). Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Corporation reports as follows:

a.	i.	The Corporation dismissed KPMG as its certifying accountant on September 27, 1999.
	ii.	During the past two years, the Corporation's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for going concern paragraph included in the opinion.
	iii.	The dismissal of KPMG was approved by the Corporation's Board of Directors.
	iv.	The Corporation and KPMG do not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
	v.	During the Corporation's two most recent fiscal years and during the interim period prior to the dismissal of KPMG, the Corporation did not experience any reportable events.
b.	On September 27, 1999, the Corporation engaged BDO Seidman, LLP ("BDO") of Los Angeles, California, to be the Corporation's certifying accountant.
	i.	BDO reviewed the past financial statements for the Corporation in making its determination to accept the engagement with the Corporation. Prior to September 27, 1999, when the Corporation engaged BDO to be the Corporation's certifying accountants, the Corporation had never consulted BDO for any services, be they accounting, auditing or otherwise.
	ii.	The Corporation did not have any disagreements with KPMG and therefore did not discuss any past disagreements with BDO.
c.	Attached hereto as Exhibit 1 is KMPG's letter confirming the disclosures made in this Form 8-K.

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
 1       Letter of KPMG, LLP, dated September 27, 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 1999

CYBER MERCHANTS EXCHANGE, INC.
D.B.A. C-ME.COM
By: /S/ Frank S. Yuan
Frank S. Yuan, President

Exhibit 1

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
 1       Letter of KPMG, LLP, dated September 27, 1999

KPMG
725 South Figueroa Street
Los Angeles, CA 90017
Telephone 213 972 4000
Fax 213 622 1217

September 27, 1999

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Cyber Merchants Exchange, Inc. d.b.a. C-ME.com and, under the date of October 16, 1998, we reported on the financial statements of Cyber Merchants Exchange, Inc. as of and for the years ended June 30, 1998 and 1997. On August 22, 1999, we declined to stand for reelection. We have read Cyber Merchants Exchange, Inc.'s statements included under Item 4 of its Form 8-K dated September 27, 1999, and we agree with such statements.

Very truly yours,

/S/ KPMG LLP

KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.